Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement, dated as of May 17, 2019, (this “Amendment”), is entered into by BENCHMARK ELECTRONICS, INC., a Texas corporation (the “Company”), the Guarantors (as defined in the Credit Agreement referenced below) party hereto, the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swingline Lender and an L/C Issuer.

INTRODUCTION

Reference is made to the Credit Agreement dated as of July 20, 2018 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Company, certain subsidiaries of the Company from time to time party thereto as “Designated Borrowers”, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the Administrative Agent.

The Company has requested, and the undersigned Lenders (which Lenders constitute the Required Lenders) and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Company, the undersigned Lenders, and the Administrative Agent hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment of Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by replacing “$80,000,000” in the definition of “Permitted Receivables Transaction” with “$120,000,000”.

Section 3. Representations and Warranties. The Company represents and warrants that (a) the execution, delivery, and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not violate the terms of any of such Person’s Organization Documents; (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their terms, subject to Debtor Relief Laws and similar Laws affecting creditors’ rights generally or providing relief for debtors and subject to principles of equity; (c) the representations and warranties of the Company and each other Loan Party contained in each Loan Document are (i) with respect to representations and warranties that contain a materiality qualification, true and correct in all respects on and as of the Amendment Effective Date, and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the Amendment Effective Date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Collateral Documents are valid and subsisting and secure the Obligations.

Section 4.Effect on Loan Documents. Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Company acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

Section 5. Effectiveness. This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein, upon the date of satisfaction of the following conditions (the “Amendment Effective Date”):

(a) the Administrative Agent (or its counsel) shall have received:

(i) counterparts hereof duly executed and delivered by a duly authorized officer of the Company, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby; and

(ii) an officer’s certificate of the Company, in form and substance acceptable to the Administrative Agent, dated as of the date hereof, certifying as to the resolutions of the governing body of the Company authorizing the Company’s execution and delivery of this Amendment and the consummation of the transactions contemplated hereby.

(b) the Company shall have paid (i) for the account of each Lender that delivers its signature page to this Amendment by 5:00 p.m. (Central Time) on May 15, 2019, the amendment fee provided in the fee letter dated as of the date hereof among the Company and the Administrative Agent, (ii) all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent); and (iii) all other costs, expenses, and fees which are payable pursuant to Section 10.04 of the Credit Agreement.

Section 6. Reaffirmation of Guaranty. By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guarantee the Obligations and the other amounts described in the Guaranty following the execution of this Amendment.

Section 7. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by facsimile or other electronic imaging means (e.g. “pdf” or “tif”).

Section 9. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Page follows.]

EXECUTED as of the first date above written.

BENCHMARK ELECTRONICS, INC., a Texas corporation

By:	/s/ Roop K. Lakkaraju
Name:	Roop K. Lakkaraju
Title:	Chief Financial Officer

AVEX CONSTITUTION, INC., a Delaware corporation
AVEX LIBERTY, INC., a Delaware corporation
BENCHMARK ELECTRONICS HUNTSVILLE INC., an Alabama corporation
BENCHMARK ELECTRONICS MANUFACTURING SOLUTIONS, INC., a Delaware corporation
BENCHMARK ELECTRONICS MANUFACTURING SOLUTIONS (MOORPARK), INC., a California corporation
BENCHMARK ELECTRONICS PHOENIX, INC., a Delaware corporation
EFTC OPERATING CORP., a Delaware corporation
SCS HOLDINGS, INC., a Delaware corporation
SCS SECURE HOLDINGS LLC, a Delaware limited liability company
SECURE COMMUNICATION SYSTEMS, INC., a Delaware corporation
SMART ELECTRONICS AND ASSEMBLY, INC., a California corporation
TACTICAL MICRO, INC., a Virginia corporation

Each By:	/s/ Roop K. Lakkaraju
Name:	Roop K. Lakkaraju
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Gavin Shak
Name:	Gavin Shak
Title:	Assistant Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and Swingline Lender

By:	/s/ Jameson Burke
Name:	Jameson Burke
Title:	SVP

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF THE WEST, as a Lender

By:	/s/ Scott Bruni
Name:	Scott Bruni
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Matt McCain
Name:	Matt McCain
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Richard J Ameny, Jr.
Name:	Richard J Ameny, Jr.
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Irena Milanovic
Name:	Irena Milanovic
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

ZB, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Megan Wiginton
Name:	Megan Wiginton
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sean Piper
Name:	Sean Piper
Title:	AVP

[Signature Page to Amendment No. 1 to Credit Agreement]

HSBC BANK USA, N.A., as a Lender

By:	/s/ Michael Bustios
Name:	Michael Bustios
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

ING BANK N.V., DUBLIN BRANCH, as a Lender

By:	/s/ Padraig Matthews
Name:	Padraig Matthews
Title:	Director

By:	/s/ Sean Hassett
Name:	Sean Hassett
Title:	Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BOKF, NA DBA BANK OF TEXAS, as a Lender

By:	/s/ Marian Livingston
Name:	Marian Livingston
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Min Park
Name:	Min Park
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]